Exhibit 10.26

TILT HOLDINGS INC.

AMENDED AND RESTATED 2018 STOCK AND INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

You have been granted the following Restricted Stock Units (“RSUs”) of TILT Holdings Inc. (the “Company”) on [Status] (the “RSUs Grant Date”):

Name of Participant:	[Subject] (the “Participant”)

Total Number of RSUs Granted:

Vesting Dates	Date (each, a “Vesting Date”)	Number

Vesting Terms	On each Vesting Date, the Participant must be providing service as a member of the of the Company.

By your signature and the signature of the Company’s representative below, you and the Company agree that these RSUs are granted under and governed by the terms and conditions of the Plan and the attached Restricted Stock Unit Award Agreement, both of which are made a part of this document.

PARTICIPANT:	TILT HOLDINGS INC.

By:
[Subject]
Title:

RSU Award Agreement: [Subject], Grant Date - [Status]

TILT HOLDINGS INC.

AMENDED AND RESTATED 2018 STOCK AND INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Section 1.	Grant of RESTRICTED STOCK UNITS.

(a)            Restricted Stock Units. On the terms and conditions set forth in the Notice of Restricted Stock Unit Grant and this Agreement, the Company grants to the Participant on the RSUs Grant Date the number of RSUs set forth in the Notice of Restricted Stock Unit Grant.

(b)            Plan and Defined Terms. These RSUs are granted pursuant to the Plan, a copy of which the Participant acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 8 of this Agreement, unless otherwise defined in Section 2 of the Plan.

Section 2.	restrictions.

(a)            No Issuance. In the case of the RSUs, no Shares shall be issued at the RSUs Grant Date.

(b)            No Right to Service. Nothing contained in this Agreement or the Plan constitutes a continued employment or service commitment by the Company or any of its Affiliates, affects the Participant’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Company or any Affiliate, interferes in any way with the right of the Company or any Affiliate at any time to terminate such employment or service, or affects the right of the Company or any Affiliate to increase or decrease the Participant’s other compensation. Nothing in the preceding sentence, however, is intended to adversely affect any independent contractual right of the Participant without his/her consent thereto.

Section 3.	No Transfer or Assignment of RESTRICTED STOCK UNITS.

Except as otherwise provided in this Agreement, the RSUs and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

Section 4.	VESTING TERMS.

(a)            Vesting Date. The RSUs granted hereby shall vest on each Vesting Date subject to satisfaction of the Vesting Terms as set forth in the Notice of Restricted Stock Unit Grant.

RSU Award Agreement: [Subject], Grant Date - [Status]

(b)            Issuance of Shares. Upon vesting of the RSUs on each Vesting Date, the Company shall cause to be issued Shares in accordance with the Vesting Terms set forth in the Notice of Restricted Stock Unit Grant (either in certificate or book entry form, as determined by the Company), registered in the name of the Participant (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). For each vested RSU, the Participant shall receive one Share. The Participant acknowledges that if the Participant is a resident of the United States, the Participant acknowledges that any securities (the “Securities”) issued hereunder will be “restricted securities”, as such term is defined under Rule 144 under the Securities Act of 1933, as amended, (the “U.S. Securities Act”) and the Participant agrees that if it decides to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Securities, it will not offer, sell or otherwise transfer, pledge or hypothecate any or any part of the Securities (other than pursuant to an effective registration statement under the U.S. Securities Act), directly or indirectly, except:

(i)            to the Company; or

(ii)            outside the United States in accordance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local rules and regulations; or

(iii)            in accordance with the exemptions from registration under the U.S. Securities Act provided by Rule 144 or Rule 144A thereunder, if available, and in accordance with applicable state securities laws of the United States; or

(iv)            in a transaction that does not require registration under the U.S. Securities Act or any applicable United States state laws and regulations governing the offer and sale of securities; provided, however, that prior to any offer, sale or other transfer, pledge or hypothecation, the Participant has furnished to the Company an opinion of counsel of recognized standing or other evidence of exemption, in either case reasonably satisfactory to the Company, and further, acknowledges that the following legend will be affixed to any certificates representing the Securities:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, AGREES FOR THE BENEFIT OF TILT HOLDINGS INC. THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO TILT HOLDINGS INC., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN ACCORDANCE WITH (1) RULE 144A OR (2) RULE 144 UNDER THE 1933 ACT, IF AVAILABLE, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AFTER, IN THE CASE OF TRANSFERS UNDER CLAUSE (C) OR (D) ABOVE, OR IF OTHERWISE REQUIRED BY TILT HOLDINGS INC., THE HOLDER HAS FURNISHED TO TILT HOLDINGS INC. (AND IF APPLICABLE, TILT HOLDINGS INC.’S TRANSFER AGENT) AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE REASONABLY SATISFACTORY TO TILT HOLDINGS INC. TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

(c)            Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the vesting of the RSUs, the Participant, as a condition to the vesting of the RSUs, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Participant shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of the Shares issued upon vesting of the RSUs.

RSU Award Agreement: [Subject], Grant Date - [Status]

(d)            Issue Price. The issue price for each of the issued Shares upon vesting of the RSUs will be equal to the fair market value of each Share on the date of issuance. The aggregate value of the past services performed for the Company by the Participant in consideration for the Shares will not exceed the fair market value of those services and such amount will equal or exceed the total issue price for the Shares.

Section 5.	TERMINATION OF SERVICE.

The RSUs will be subject to the provisions of Section 5 of the Compensation Agreement with respect to the accelerated vesting of the RSUs upon termination of service with the Company or any of its Affiliates.

Section 6.	Adjustment of Shares.

In the event of any transaction described in Section 4(c) of the Plan, the terms of this Agreement (including, without limitation, the number of Shares subject to the vesting of the RSUs) shall be adjusted as set forth in Section 4(c) of the Plan. In the event that the Company is a party to any corporate transaction, this Agreement shall be subject to termination, settlement and/or adjustment as provided in Section 7(b) of the Plan.

Section 7.	Miscellaneous Provisions.

(a)            Rights as a Shareholder. The Participant shall not have any rights as a shareholder with respect to any Shares underlying the RSUs until such time as the Participant becomes entitled to receive such Shares pursuant to the vesting terms set forth in Section 4 and Section 5 of this Agreement.

(b)            Compliance Matters. The Company may require from the Participant such investment representation, undertaking or agreement, if any, as the Company may consider necessary in order to comply with applicable laws and policies of any applicable exchange. The Participant understands and acknowledges that the Shares to be issued upon vesting of the RSUs will be issued with the restrictive legend set forth in Section 4(b) of this Agreement or other transfer restrictions as may be required by applicable securities laws and stock exchange requirements.

(c)            No Retention Rights. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate employing or retaining the Participant) or of the Participant.

(d)            Incorporation of Policies. All compensation awarded under this Agreement shall be subject to the terms of any clawback, noncompetition, confidentiality or nondisclosure policies or agreements as may be in place between the Participant and the Company or any Affiliate from time to time.

(e)            Notice. Any notice required by the terms of this Agreement shall be given in writing and notice to the Company shall be deemed effective upon receipt by the Company (i) upon personal delivery, (ii) through registered or certified mail with postage and fees prepaid; or (iii) through electronic notification using a form and process approved by the Company. If mailed or delivered, notice to the Company shall be addressed to the Company at its principal executive office and notice to the Participant shall be addressed to the address that he or she most recently provided to the Company.

RSU Award Agreement: [Subject], Grant Date - [Status]

(f)            Entire Agreement. The Notice of Restricted Stock Unit Grant, this Agreement, the Compensation Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(g)            Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Province of British Columbia, as such laws are applied to contracts entered into and performed in the Province of British Columbia.

(h)            No Advice Regarding Grant. The Participant is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Participant may determine is needed or appropriate with respect to this Agreement (including, without limitation, to determine the foreign, federal, provincial, state, local, estate and/or gift tax consequences with respect to this grant and any Shares that may be acquired upon vesting of the RSUs). Neither the Company nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Agreement and in the Plan) or recommendation with respect to this Agreement. Except for the withholding rights contemplated by this Agreement, the Participant is solely responsible for any and all tax liability that may arise with respect to this grant and any Shares that may be acquired upon vesting of the RSUs.

(i)            Investment Intent. The Participant acknowledges that the acquisition of any Securities to be issued hereunder is for investment purposes without a view to distribution thereof.

(j)            Representations and Warranties of the Participant. By accepting this Agreement, the Participant represents, warrants and acknowledges that he or she has read and understands the Plan and agrees to the terms and conditions thereof and of this Agreement and further agrees and acknowledges that: (i) the effect of certain provisions of the Plan and this Agreement could result in the early forfeiture and termination of unvested RSUs in certain prescribed circumstances; (ii) his or her participation in this grant of RSUs is voluntary; and (iii) that he or she has not been induced to participate in the Plan by expectation of engagement, appointment, employment, continued engagement, continued appointment or continued employment, as applicable, with the Company or its Affiliates.

Section 8.	Definitions.

In addition to the definitions set forth in the Plan, the following terms shall have the meanings ascribed herein (in the event a conflict exists, the meaning set forth in this Agreement shall prevail):

(a)            “Agreement” shall mean this Restricted Stock Unit Award Agreement.

(b)            “BCBCA” shall mean the Business Corporations Act (British Columbia).

(c)            “Business Day” means a day that is not a Saturday, Sunday or statutory holiday in the City of Vancouver, Province of British Columbia.

(d)            “Change in Control” means the occurrence of any of the following after the RSUs Grant Date:

RSU Award Agreement: [Subject], Grant Date - [Status]

(i)            Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, a “Person” for purposes of this definition), alone or together with its affiliates and associates, including any group of persons which is deemed a “person” under Section 13(d)(3) of the Exchange Act (other than the Company or any subsidiary thereof or any employee benefit plan (or related trust) of the Company or any subsidiary thereof, or any underwriter in connection with a firm commitment public offering of the Company’s capital stock), becomes the “beneficial owner” (as such term is defined in Rule 13d-3 of the Exchange Act, except that a person shall also be deemed the beneficial owner of all securities which such person may have a right to acquire, whether or not such right is presently exercisable, referred to herein as “Beneficially Own” or “Beneficial Owner” as the context may require) of thirty-three and one third percent or more of (A) the then outstanding shares of the Company’s common stock (“Outstanding Company Common Stock”) or (B) securities representing thirty-three and one-third percent or more of the combined voting power of the Company’s then outstanding voting securities (“Outstanding Company Voting Securities”) (in each case, other than an acquisition in the context of a merger, consolidation, reorganization, asset sale or other extraordinary transaction covered by, and which does not constitute a Change in Control Event under, clause (ii) below);

(ii)            A change, during any period of two consecutive years, of a majority of the Board as constituted as of the beginning of such period, unless the election, or nomination for election by the Company’s stockholders, of each director who was not a director at the beginning of such period was approved by vote of at least two-thirds of the Incumbent Directors then in office (for purposes hereof, “Incumbent Directors” shall consist of the directors holding office as of the RSUs Grant Date and any person becoming a director subsequent to such date whose election, or nomination for election by the Company’s stockholders, is approved by a vote of at least a majority of the Incumbent Directors then in office);

RSU Award Agreement: [Subject], Grant Date - [Status]

(iii)            Consummation of any merger, consolidation, reorganization or other extraordinary transaction (or series of related transactions) involving the Company, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the Beneficial Owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination Beneficially Own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets directly or through one or more subsidiaries (a “Parent”)), (B) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or Parent, and excluding any underwriter in connection with a firm commitment public offering of the Company’s capital stock) Beneficially Owns, directly or indirectly, more than thirty-three and one third percent of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, and (C) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv)            The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company (other than in the context of a merger, consolidation, reorganization, asset sale or other extraordinary transaction covered by, and which does not constitute a Change in Control Event under, clause (iii) above).

(e)            “Notice of Restricted Stock Unit Grant” shall mean the document so entitled to which this Agreement is attached.

RSU Award Agreement: [Subject], Grant Date - [Status]